UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported) December 14, 2006

BearingPoint, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-31451	22-3680505
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification No.)
1676 International Drive
McLean, VA 22102
(Address of principal executive offices)
Registrant’s telephone number, including area code (703) 747-3000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events
     On December 14, 2006, BearingPoint, Inc. (the “Company”) held its 2006 Annual Meeting of Stockholders. Set forth below is information concerning each matter submitted to a vote at the 2006 Annual Meeting of Stockholders.
(1)     Election of Directors. The stockholders elected the following persons as Class II directors to hold office until the annual meeting of stockholders to be held in 2008 and their respective successors have been duly elected and qualified and as Class III directors to hold office until the annual meeting of stockholders to be held in 2009 and their respective successors have been duly elected and qualified, as applicable.

Nominee	For	Withheld

Class II Directors
Wolfgang Kemna Albert L. Lord J. Terry Strange	146,986,049 150,959,411 147,088,156	15,119,408 11,146,046 15,017,301

Class III Directors
Roderick C. McGeary Harry L. You	160,035,388 160,822,084	2,070,069 1,283,373
(2)     Approval of Amended and Restated BearingPoint, Inc. 2000 Long-Term Incentive Plan. The stockholders approved the adoption of the Amended and Restated BearingPoint, Inc. 2000 Long-Term Incentive Plan.

For	Against	Abstain
122,729,827	37,623,511	1,752,079
(3)     Ratification of Appointment of PricewaterhouseCoopers LLP. The stockholders ratified the appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for the Company’s 2006 fiscal year.

For	Against	Abstain
155,829,428	5,636,361	68,896
     In addition, comments presented at the 2006 Annual Meeting by Harry L. You, the Company’s Chief Executive Officer, are furnished as Exhibit 99.1 hereto.
Item 9.01 Exhibits
(d)     Exhibit 99.1 2006 Annual Meeting of Stockholders — Comments by Harry L. You
     This Current Report on Form 8-K contains forward-looking statements. Words such as “may,” “will,” “could,” “would,” “should,” “anticipate,” “continue,” “expects,” “intends,” “plans,” “believes,” “in the Company’s view” and similar expressions are used to identify these forward-looking statements. These statements are only predictions and as such are not guarantees of future performance and involve risks, uncertainties and assumptions that are difficult to predict and which could materially and adversely affect the Company’s financial condition and results of operations. Forward-looking statements are based upon assumptions as to future events that may not prove to be accurate. Actual outcomes and results may differ materially from what is expressed or forecasted in these forward-looking statements. As a result, these statements speak only as of the date they were made, and the Company undertakes no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise. Actual results may differ from the forward-looking statements for many reasons.

     Please refer to Item 1A, Risk Factors, of the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2005, and other reports filed with the U.S. Securities and Exchange Commission and available at http://www.sec.gov/ for additional information regarding risk factors.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: December 14, 2006	BearingPoint, Inc.
	By:	/s/ Judy Ethell
		Name:	Judy Ethell
		Title:	Chief Financial Officer